                                                                   EXHIBIT 10.92


                         SECOND AMENDMENT TO AMENDED AND
                     RESTATED RECEIVABLES PURCHASE AGREEMENT

        This Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of March 15, 2002 (this "Amendment"), is among MAXTOR RECEIVABLES CORPORATION, a California corporation ("Seller"), MAXTOR CORPORATION, a Delaware corporation ("Maxtor"), the commercial paper conduits named herein (the "Conduit Purchasers"), the financial institutions named herein (the "Committed Purchasers"), the parties named herein as agents (the "Agents"), and FLEET NATIONAL BANK, a national banking association, as administrator for the Purchasers (in such capacity, the "Administrator").

                                   BACKGROUND

        1. Seller, Maxtor, the Conduit Purchasers, the Committed Purchasers, the Agents and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of November 15, 2001, as amended by the First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of February 15, 2002 (the "Receivables Purchase Agreement").

        2. The parties hereto desire to amend the Receivables Purchase Agreement in certain respects as set forth herein.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

        SECTION 2. Purchase Limit. Section 1.01 of the Receivables Purchase Agreement is hereby amended by deleting the number "$300,000,000" where it appears therein and substituting therefor the number "$210,000,000".

        SECTION 3. Termination of Holland Limited Securitization as a Purchaser. Effective as of the receipt by Holland Limited Securitization, Inc. ("Holland") of the amounts set forth in the following sentence, Holland shall no longer be a Conduit Purchaser and ING Baring (U.S.) Capital Markets LLC ("ING") shall no longer be a Committed Purchaser or an Agent pursuant to the Receivables Purchase Agreement. On the date hereof, (i) Blue Keel Funding, LLC and Liberty Street Funding Corp. shall fund an amount such that after giving effect to such funding, each of them shall have outstanding Capital equal to its Percentage (calculated after giving effect to the termination of Holland's Commitment) of the aggregate then outstanding Capital, which amount shall be paid to Holland and (ii) Seller shall pay to Holland an amount equal to all of the accrued and unpaid Earned Discount with respect to Holland's Funded Percentage of the Capital.

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Effective upon receipt by Holland of the foregoing amounts, all of Holland's and
ING's interests and rights in and to the Pool Assets shall be assigned to the Administrator, for the benefit of the remaining Purchasers, and Holland and ING shall have no further interest therein. From and after such date, neither
Holland nor ING shall have any further rights or obligations under the Receivables Purchase Agreement or any other Transaction Document, except with respect to (i) any rights to indemnities, fees, costs or expenses under the Receivables Purchase Agreement to the extent such rights arise from events or circumstances existing or arising prior to such date and (ii) those provisions of the Receivables Purchase Agreement that expressly survive termination.

        SECTION 4. Sales-Based Default Ratio. Section 10.01(h) of the Receivables Purchase Agreement is hereby amended by deleting the text thereof in its entirety and substituting therefor the following:

                (h) The average of the Sales-Based Default Ratios for any three successive Cut-Off Dates exceeds 5%; or

        SECTION 5. Continued Effectiveness of Amendment. The parties hereto hereby agree that, notwithstanding anything to the contrary contained in Section 5 thereof, the effectiveness of the First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of February 15, 2002 shall not expire on May 15, 2002, but shall continue in full force and effect.

        SECTION 6. Representations and Warranties. Each of Parent and Seller hereby represents and warrants that, after giving effect to this Amendment, (i) the representations and warranties contained in Article VI of the Receivables Purchase Agreement are true and correct on and as of the date hereof and shall be deemed to have been made on such date (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date) and (ii) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing.

        SECTION 7. Miscellaneous. The Receivables Purchase Agreement , as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Seller, on demand, shall pay, or reimburse the Administrator for, all of the costs and expenses, including legal fees and disbursements, incurred by the Administrator or any Purchaser in connection with this Amendment.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                       2
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        IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

                                        MAXTOR RECEIVABLES CORPORATION


                                        By: /s/ GLEN HAUBL
                                            ------------------------------------
                                        Name: Glen Haubl
                                              ----------------------------------
                                        Title: Treasurer
                                               ---------------------------------



                                        MAXTOR CORPORATION


                                        By: /s/ GLEN HAUBL
                                            ------------------------------------
                                        Name: Glen Haubl
                                              ----------------------------------
                                        Title: Treasurer
                                               ---------------------------------

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                                        BLUE KEEL FUNDING, LLC,
                                        as a Conduit Purchaser

                                        By: /s/ ANDREW M. YEARDE
                                            ------------------------------------
                                        Name Printed: Andrew M. Yearde
                                                      --------------------------
                                        Title: Vice President
                                               ---------------------------------

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                                        FLEET NATIONAL BANK, as Administrator
                                        and as Blue Keel Agent

                                        By: /s/ PAUL SCHMIEDER
                                            ------------------------------------
                                        Name Printed: Paul Schmeider
                                                      --------------------------
                                        Title: Director
                                               ---------------------------------

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                                        FLEET NATIONAL BANK, as a
                                        Committed Purchaser

                                        By: /s/ LEE A. MERKLE-RAYMOND
                                            ------------------------------------
                                        Name Printed: Lee A. Merkle-Raymond
                                                      --------------------------
                                        Title: Director
                                               ---------------------------------

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                                        COMERICA BANK, as a Committed Purchaser


                                        By: /s/ MARK H. FREUND
                                            ------------------------------------
                                        Name Printed: Mark H. Freund
                                                      --------------------------
                                        Title: Vice President
                                               ---------------------------------

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                                        HOLLAND LIMITED SECURITIZATION, INC.,



                                        By: ING Baring (U.S.) Capital Markets
                                            LLC, as Attorney-in-Fact


                                        By: /s/  LAUREL S. CHOATE
                                            ------------------------------------
                                        Name Printed: Laurel S. Choate
                                                      --------------------------
                                        Title: Vice President
                                               ---------------------------------

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                                        ING BARING (U.S.) CAPITAL MARKETS LLC,


                                        By: /s/ LAUREL S. CHOATE
                                            ------------------------------------
                                        Name Printed: Laurel S. Choate
                                                      --------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        ING BARING (U.S.) CAPITAL MARKETS LLC


                                        By: /s/ LAUREL S. CHOATE
                                            ------------------------------------
                                        Name Printed: Laurel S. Choate
                                                      --------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        LIBERTY STREET FUNDING CORP., as a
                                        Conduit Purchaser

                                        By: /s/  KEVIN P. BURNS
                                            ------------------------------------
                                        Name Printed: Kevin P. Burns
                                                      --------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        THE BANK OF NOVA SCOTIA, as Liberty
                                        Street Agent


                                        By: /s/ ALAN EDWARDS
                                            ------------------------------------
                                        Name Printed: Alan Edwards
                                                      --------------------------
                                        Title: Managing Director
                                               ---------------------------------

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                                        THE BANK OF NOVA SCOTIA, as a Committed
                                        Purchaser


                                        By: /s/ ALAN EDWARDS
                                            ------------------------------------
                                        Name Printed: Alan Edwards
                                                      --------------------------
                                        Title: Managing Director
                                               ---------------------------------